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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)  April 1, 1999
                                                  -------------


                                McM Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


  North Carolina                     0-8678                      56-1171691
-------------------         ------------------------         -------------------
    (State or               (Commission File Number)          (I.R.S. Employer
 other jurisdiction                                          Identification No.)
 of incorporation)


                          Box 12317, 702 Oberlin Road
                         Raleigh, North Carolina 27605
           --------------------------------------------------------
          (Address of principal executive office including Zip Code)


                                 (919) 833-1600
               --------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 5. Other Events

     The press release dated April 1, 1999, is incorporated by reference. It is attached to this report as Exhibit 99.

Item 7. Exhibits.

     Exhibit 99 -- Press release dated April 1, 1999.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          McM Corporation


                                          By /s/ Stephen L. Stephano
                                             -----------------------
                                             Stephen L. Stephano
                                             President
                                             Chief Operating Officer

Date: April 14, 1999